Exhibit 10.01

AMENDMENT NO. 4 TO SECURITIES EXCHANGE AGREEMENT

Amendment No. 4 (the “Amendment No. 4”), dated as of January 28, 2008, to the Securities Exchange Agreement (as amended by Amendments dated as of July 30, 2007, August 29, 2007, and October 31, 2007, the “Exchange Agreement”), dated as of April 30, 2007, entered into by and among RNS Software, Inc., a Nevada corporation (“RNS”), Livio Susin (“Susin”), Regena Therapeutics, Inc., a Delaware corporation (“Regena”), and the shareholders of Regena (“Regena Shareholders”).

WITNESSETH:

WHEREAS, RNS, Susin, Regena and the Regena Shareholders entered into the Exchange Agreement as of April 30, 2007; and

WHEREAS, RNS, Susin, Regena and the Regena Shareholders entered into Amendments to the Exchange Agreement dated as of July 30, 2007, August 29, 2007, and October 31, 2007; and

WHEREAS, each of RNS, Susin, Regena and the Regena Shareholders desire to further amend the Exchange Agreement for the reasons and in the manner hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the parties hereto agree as follows:

1.

Section 2.1 of the Exchange Agreement is hereby amended by deleting the date January 31, 2008, in the second line thereof and inserting the date March 31, 2008.

2.

Section 7.1(d) of the Exchange Agreement is amended by deleting the date “October 31, 2007” and inserting the date “March 31, 2008.”

3.

 A new Section 7.1(e) shall be inserted, which Section shall read as follows:

“Section 7.1(e).  Each of Regena and RNS shall have the right to terminate this Agreement prior to March 31, 2008, by providing to the other parties to this Agreement at least thirty days prior written notice of such termination.”

4.

Except as explicitly amended by this Amendment No. 4, all of the terms and conditions of the Exchange Agreement shall remain in full force and effect and the Exchange Agreement, as hereby amended, is ratified and affirmed.

5.

This Amendment No. 4 may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, each party hereto has caused this Amendment No. 4 to be duly executed as of the date first above written.

RNS SOFTWARE, INC.

By: /s/ Livio Susin

Name:

Livio Susin

Title:

President

REGENA THERAPEUTICS, INC.

By: /s/ Kurt A. Heiar

Name:

Kurt A. Heiar

Title:

CEO

RNS REDEEMED SHAREHOLDER

By: /s/ Livio Susin

Name:

Livio Susin

2189 West 2nd Avenue, Suite 11

Vancouver, BC V6K 1H7

REGENA SHAREHOLDERS

By: /s/ Kurt A. Heiar

Name:

Kurt A. Heiar

3661 Danielle Court NE

North Liberty, Iowa 52317

REGENACORP, INC.

By: /s/ T.J. Johnsrud

Name:

T.J Johnsrud

Title:

Secretary

2501 N. Loop Drive

Ames, Iowa 50010